                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                               WRP CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                               Robert C. Carter
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                WRP CORPORATION
                         500 PARK BOULEVARD, SUITE 1260
                             ITASCA, ILLINOIS 60143

                                                                October 26, 1998

Dear Shareholder:

    It is my pleasure to extend to you a cordial invitation to attend the Annual Meeting of Shareholders of WRP Corporation on Friday, December 4, 1998. The meeting will be at the Renaissance Chicago Hotel, One West Wacker Drive, Chicago, Illinois, 60601, in the Michigan Room (3rd Floor) at 9:00 a.m. Central Standard Time. Refreshments begin at 8:00 a.m.

    The Notice of Annual Meeting of Shareholders and the Proxy Statement accompanying this letter describe the business we will consider at the meeting. In particular, I would like to call to your attention the Class B nominees who are standing for re-election to the Board. Mr. Robert J. Simmons, Mr. Don L. Arnwine, and Mr. Boon Teck Yap have distinguished professional careers and bring important and diverse experiences to the Board. We believe they make important contributions as members of the Board.

    Your vote is very important. I urge you to sign, date, and return the enclosed proxy card in the envelope provided in order to be certain your shares are represented at the meeting, even if you plan to attend the meeting in person.

    I look forward to seeing you at the meeting.

                                                 [SIGNATURE]

                                          Edward J. Marteka
                                          PRESIDENT

enclosures

                                WRP CORPORATION
                         500 PARK BOULEVARD, SUITE 1260
                             ITASCA, ILLINOIS 60143

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders of WRP Corporation:

    Notice is hereby given that the annual meeting of shareholders (the "Meeting" or the "Annual Meeting") of WRP Corporation, a Maryland corporation (the "Company"), will be convened at the Renaissance Chicago Hotel, One West Wacker Drive, Chicago, Illinois 60601, in the Michigan Room, on December 4, 1998, at 9:00 a.m. Central Standard Time (the "Meeting Date"). All holders of Common Stock, par value $.01 per share, and Series A Convertible Common Stock, par value $.01 per share of the Company (the "Shareholders") are entitled to attend the Meeting. The Company is soliciting proxies, pursuant to the attached Proxy Statement, for use at the Annual Meeting on the Meeting Date. The Company expects that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

    (1) To elect six (6) Class A Directors and three (3) Class B Directors to hold office until the next annual meeting of Shareholders or until their respective successors are elected and qualified;

    (2) To concur in the selection of Arthur Andersen LLP as the Company's independent public accountants for the calendar year 1998; and

    (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

    Only Shareholders of record at the close of business on October 22, 1998, are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at the Company's office for at least 10 days prior to the Meeting.

    The Company's Annual Report on Form 10-K is being mailed concurrently with this Notice and Proxy Statement to all Shareholders of record.

    All Shareholders are cordially invited to attend the Annual Meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any Shareholder giving a proxy has the right to revoke it at any time before it is voted.

                                          By order of the Board of Directors:

                                                 [SIGNATURE]

                                          Edward J. Marteka
                                          PRESIDENT

Itasca, Illinois
October 26, 1998

                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                                 WRP CORPORATION
                                DECEMBER 4, 1998

    This proxy statement (the "Proxy Statement") is furnished to all holders of record as of the close of business on October 22, 1998 of Common Stock, par value $.01 per share (the "Common Stock"), and Series A Convertible Common Stock, par value $.01 per share (the "Series A Common Stock") (the "Shareholders") of WRP Corporation, a Maryland corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors (the "Directors" or the "Board") to be voted at the annual meeting of Shareholders (the "Meeting" or the "Annual Meeting"). The Annual Meeting will be convened at the Renaissance Chicago Hotel, One West Wacker Drive, Chicago, Illinois, on December 4, 1998, at 9:00 a.m. Central Standard Time (the "Meeting Date"), or any adjournment or postponement thereof. This Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise delivered to Shareholders on or about November 6, 1998. Shareholders who wish to attend the Meeting should contact the Company at (630) 285-9191 so that arrangements can be made.

    The Company expects that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

    (1) To elect six (6) Class A Directors and three (3) Class B Directors to hold office until the next annual meeting of Shareholders or until their respective successors are elected and qualified;

    (2) To concur in the selection of Arthur Andersen LLP as the Company's independent public accountants for the year 1998; and

    (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

    THE PROXIES SOLICITED BY THE COMPANY PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED FOR USE AT THE MEETING WHEN CONVENED ON THE MEETING DATE AND ANY SUBSEQUENT ADJOURNMENTS AND MAY NOT BE USED FOR ANY OTHER PURPOSE, INCLUDING THE DETERMINATION OF WHETHER A QUORUM IS PRESENT, PRIOR TO THE MEETING DATE. THEREFORE, IT IS ANTICIPATED THAT THE BUSINESS OF THE COMPANY TO BE CONSIDERED AT THE MEETING, WITH RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE ADDRESSED ON THE MEETING DATE.

    The shares of Common Stock and/or the Series A Common Stock (the "Shares") represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the Meeting Date will be voted at the Meeting. The Shares not represented by properly executed proxies will not be voted. Where a Shareholder specifies a choice in a proxy with respect to any matter to be acted upon, the Shares represented by such proxy will be voted as specified. When a Shareholder does not specify a choice, in any otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by such proxy will be voted with respect to such proposal in accordance with the recommendations of the Board of Directors described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Assistant Secretary of the Company before the proxy is voted at the Meeting on the Meeting Date; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting on the Meeting Date and voting his or her Shares in person.

    In electing directors only, the Common Stock and the Series A Common Stock each vote as a separate class. Six (6) Class A Directors will be elected by the holders of the Series A Common Stock and three (3) Class B Directors will be elected by the holders of the Common Stock. The Class A Directors and the Class B Directors will be elected by a plurality of the votes cast by the respective class. Approval of the ratification of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998 requires the affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock and Series A Common Stock, with the holders of Common Stock and Series A Common Stock voting together as a single class. Shares represented at the Meeting as the result of proxies marked "abstain" will be counted for purposes of determining the existence of a quorum at the Meeting, but will not be voted. Shareholders have no cumulative voting rights. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.

    It is not anticipated that matters other than those set forth in the Notice of Annual Meeting, as described herein, will be brought before the Meeting for action. If any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

RECORD DATE

    The close of business on October 22, 1998, has been fixed by the Board of Directors of the Company as the record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding share of Common Stock is entitled to one (1) vote on all matters herein, except for the election of the Class A Directors; Common Stock Shareholders are entitled to vote only for the election of Class B Directors. Each outstanding share of Series A Common Stock is entitled to one
(1) vote on all matters herein, except for the election of Class B Directors; Series A Common Stock Shareholders are entitled to vote only for the election of Class A Directors. On the Record Date, the Company had outstanding 5,655,025 shares of Common Stock and 1,252,538 shares of Series A Common Stock. Only Shareholders of record as of the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A quorum, consisting of the holders of at least a majority of all issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Shareholder action to be taken at the Meeting or any adjournment thereof.

EXPENSES OF SOLICITATION

    The expenses of this solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. The Company anticipates the total cost of the proxy solicitation to be $10,000. Solicitations will be made only by the use of the mails, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegram, facsimile, or personal calls. Officers and regular employees of the Company will not be paid additional compensation for soliciting proxies. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock and Series A Common Stock as of October 22, 1998 by: (i) each Director of the Company who beneficially owns Common Stock or Series A Common Stock; (ii) each Executive Officer of the Company; (iii) each person that is known by the Company to beneficially own in excess of five percent of the outstanding shares of its Common Stock and Series A Common Stock; and (iv) all Directors and

Executive Officers, as a group. Except as otherwise indicated in the footnotes to the table, the Shareholders named below have sole voting and investment power with respect to the shares of Common Stock and Series A Common Stock beneficially owned by them.

                                                                                                           PERCENT OF
                                                                               AMOUNT AND NATURE OF       TOTAL VOTING
TITLE OF CLASS                         NAME OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP         STOCK(4)
------------------------  --------------------------------------------------  ----------------------      ------------
Series A Common Stock     Wembley Rubber Products (M) Sdn. Bhd.(1)..........               1,252,538          18.1%
Common Stock              Wembley Rubber Products (M) Sdn. Bhd.(1)..........               2,500,000          36.2%
Common Stock              MBf International Ltd.(2).........................               1,682,275(5)       24.4%
Common Stock              Kamaruddin Taib...................................                   4,000(3)      *
Common Stock              Richard Wong......................................                  90,000(3)        1.3%
Common Stock              Kwong Ann Lew.....................................                  30,000(3)      *
Common Stock              Edward J. Marteka.................................  101,000(3)
Common Stock              Edward J. Marteka.................................   13,500        114,500           1.7%
                                                                              -------
Common Stock              George Jeff Mennen................................                   7,000(3)      *
Common Stock              Robert J. Simmons.................................                   7,000(3)      *
Common Stock              Don L. Arnwine....................................                   7,000(3)      *
Common Stock              Richard Swanson...................................                   3,000(3)      *
Common Stock              Robert C. Carter..................................   27,000(3)
Common Stock              Robert C. Carter..................................    3,000         30,000         *
                                                                              -------
Common Stock              Total Executive Officers & Directors                276,000(3)
                            as a group (10 persons).........................   16,500        292,500           4.2%
                                                                              -------

------------------------

 *  Represents less than 1%

(1)Wembley Rubber Products (M) Sdn. Bhd. ("Wembley") is located at 28th Floor, Wisma Denmark, 86, Jalan Ampang, 50450, Kuala Lumpur, Malaysia.

(2)MBf International Ltd. is located at 17th Floor, One Pacific Place, 88 Queensway, Hong Kong. MBf International Ltd. is a wholly-owned subsidiary of MBf Holdings Bhd., a publicly-traded Malaysian company. The owners of more than 5% of the shares of MBf Holdings Bhd. are the Estate of Tan Sri Dato (Dr.) Loy Hean Heong and MBf Land Bhd. which own 27.2% and 9.6%, respectively, of the issued capital.

(3)Represents shares to be issued upon exercisable options granted under the Company's Omnibus Equity Compensation Plan.

(4)Percent of class is based upon the combined number of shares of Series A Common Stock and Common Stock outstanding on October 22, 1998.

(5)On March 31, 1998, Wembley entered into a call and put option agreement with MBf International Ltd. whereby Wembley has the right to purchase up to 50% of the 1,682,275 shares of the Company's Common Stock owned by MBf International for $6.00 per share for the one year period beginning March 31, 1999, and MBf International has the right to sell to Wembley up to 1,682,275 shares for $5.00 per share over the same one year period.

See also "Certain Relationships and Related Transactions" for information concerning these transactions.

                    MATTERS TO BE CONSIDERED BY SHAREHOLDERS

1.  ELECTION OF DIRECTORS

    Nine (9) individuals will be elected at the Annual Meeting to serve as Directors of the Company, until the next annual meeting of Shareholders or until their successors have been elected and qualified. The biographies of the nominees designated by the Board of Directors, all of whom are presently Directors of the Company, are set forth below. Six (6) of the nominees have been nominated as Class A Directors and three (3) have been nominated as Class B Directors. Holders of Common Stock and Series A Common Stock each vote as a separate class only with respect to the election of Directors. The Company has been advised by the holder of the Series A Common Stock that its proxy is to be voted FOR the six (6) Class A nominees for Directors listed below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Company is not aware of any nominee who is unable or will decline to serve as a Director. The nominees receiving a majority of the votes of shares of Common Stock or Series A Common Stock required for election, as the case may be, shall be elected. See "Compensation of Directors and Executive Officers" regarding compensation of Directors.

                               CLASS A DIRECTORS

                                                                                                    YEAR BECAME
NAME                            AGE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           A DIRECTOR
------------------------------  ---   ------------------------------------------------------------  -----------
Kamaruddin Taib                 41    Elected Class A Director on April 1, 1998. Kamaruddin Taib       1998
                                      is currently the Deputy Executive Chairman of Wembley. He
                                      formerly served as the Group Managing Director of various
                                      Malaysian publicly listed companies. Mr. Taib holds a
                                      Bachelor of Science (Mathematics) degree from the University of Salford, United Kingdom. Upon completing his studies, he joined a leading local Merchant Bank for three years
                                      (1980-1983) where he had extensive exposure in corporate and financial advisory work.

Richard C.M. Wong               54    Elected Class A Director of the Company on May 20, 1997, Mr.     1997
                                      Wong currently serves as Chairman of the Board and Chief
                                      Executive Officer of the Company. Mr. Wong is the President
                                      and Chief Executive Officer of Wembley, a Malaysian glove
                                      manufacturer. In addition, he is also a Deputy Chairman of
                                      Nylex Malaysia Bhd., and a director of two other publicly
                                      listed companies in Malaysia. Mr. Wong is the founder of TEC
                                      Asia Centre, an international organization of Chief
                                      Executive Officers who share ideas to manage change and
                                      remain competitive.

                                                                                                    YEAR BECAME
NAME                            AGE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           A DIRECTOR
------------------------------  ---   ------------------------------------------------------------  -----------
Edward J. Marteka               61    Class A Director and President of the Company. He was            1995
                                      founder and has served as President and a Director of the
                                      Company's subsidiary, American Health Products Corporation
                                      (AHPC) since its incorporation in 1989. As President of the
                                      Company and AHPC, Mr. Marteka is responsible for their
                                      overall operations. From 1968 to 1988, Mr. Marteka held
                                      various positions with Baxter Healthcare Corporation, most recently serving as Vice President of its International
                                      Division.

Kwong Ann Lew                   37    Elected Class A Director of the Company on May 20, 1997, Mr.     1997
                                      Lew currently serves as Chief Financial Officer and
                                      Secretary of the Company. Mr. Lew is an Executive Director
                                      and Chief Financial Officer of Wembley. He is a member of
                                      the Malaysian CPA Society and Institute of Taxation and was
                                      with Arthur Andersen LLP from 1988 to 1991. Prior to joining
                                      Wembley, he held various key management positions in four
                                      public listed companies, primarily in the corporate and
                                      judicial advisory areas.

George Jeff Mennen              56    Class A Director of the Company. For over five years, Mr.        1994
                                      Mennen has headed the G.J. Mennen Group, a consulting firm specializing in family-owned businesses. Mr. Mennen had a
                                      distinguished career at The Mennen Company, including being the Vice Chairman of the company. The Mennen Company was
                                      founded by Mr. Mennen's great grandfather in 1878 and
                                      remained privately owned until it was sold in 1992 to
                                      Colgate-Palmolive.

Richard Swanson                 62    Elected Class A Director of the Company on June 12, 1998.        1998
                                      Mr. Swanson is presently the Chairman of The Executive
                                      Committee, an international company which focuses on
                                      strategic coaching and corporate troubleshooting for CEO's of public and private companies. Also, since 1980, Mr.
                                      Swanson has been the president of two Denver, Colorado based companies, Investment Partners, Inc. and Real Estate
                                      Associates, Inc. Investment Partners is engaged in the
                                      restructuring and recapitalization of troubled companies,
                                      and Real Estate Associates focuses on the acquisition and
                                      development of real estate projects.

                               CLASS B DIRECTORS

                                                                                                             YEAR BECAME A
NAME                                 AGE              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS              DIRECTOR
-------------------------------      ---      ------------------------------------------------------------  ---------------
Robert J. Simmons                        55   Mr. Simmons is currently President of RJS HealthCare, Inc.,           1995
                                              a healthcare consulting company, founded in 1990. He served as executive vice president at Baxter International, Inc.
                                              from 1987 until founding RJS in 1990. Mr. Simmons joined
                                              Baxter after serving over 20 years at American Hospital
                                              Supply Corporation. His last position at American Hospital
                                              Supply Corporation was vice president of corporate
                                              marketing.

Don L. Arnwine                           66   Mr. Arnwine is President of Arnwine Associates, a company he          1995
                                              formed in 1989 to provide specialized advisory services to the health care industry. From 1961 to 1972, Mr. Arnwine
                                              served as Director of the Hospital at the University of
                                              Colorado Medical Center. From 1972 to 1982, he served as
                                              President and CEO of the Charleston Area Medical Center. Mr.
                                              Arnwine became President and CEO of Voluntary Hospitals of
                                              America (VHA) in 1982, and was named Chairman and CEO in
                                              1985, in which capacity he served until founding Arnwine
                                              Associates.

Boon Teck Yap                            44   Elected Class B Director on October 2, 1998. Since September          1998
                                              1, 1998, Mr. Yap is the President and Secretary of MBf
                                              Holdings Bhd. and MBf Capital Berhad. Previously, Mr. Yap
                                              was the Senior Vice-President (General and Finance) of MBf
                                              Properties, a division of MBf Holdings Bhd., for the past 16 years.

BOARD MEETINGS AND COMMITTEES

    During 1997, the Company's Board of Directors held one meeting. All other actions by the Board of Directors were taken by unanimous written consent without a meeting. The Board of Directors has a Compensation Committee which administers the Company's Omnibus Equity Compensation Plan (the "Plan"). The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of the Company's executive officers. During 1997, all action of the Compensation Committee was taken by unanimous written consent without a meeting. Currently, the Compensation Committee consists of Kamaruddin Taib, Richard Wong, George Jeff Mennen, and Richard Swanson. During 1998, the Company formed an audit committee which presently consists of Robert Simmons, Don L. Arnwine, and Kwong Ann Lew. See also "Compensation of Directors and Executive Officers Report of the Compensation Committee of the Board of Directors on Executive Compensation."

    RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates each of Messrs. Kamaruddin Taib, Richard Wong, Edward J. Marteka, Kwong Ann Lew, George Jeff Mennen, and Richard Swanson for election as Class A Directors, and each of Messrs. Robert J. Simmons, Don L. Arnwine, and Boon Teck Yap for election as Class B Directors of the Company to serve until the next annual meeting of Shareholders or until their respective successors are elected and qualified.

2.  CONCURRENCE IN SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has appointed Arthur Andersen LLP as independent public accountants for the Company to audit its financial statements for the year 1998 and has determined that it would be desirable to request that the Shareholders approve such appointment. Arthur Andersen LLP is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent public accountants to the Company. A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from Shareholders.

    RECOMMENDATION OF THE BOARD: The Board considers Arthur Andersen LLP to be well-qualified and recommends that the Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual
Meeting:

    RESOLVED, that the Shareholders concur in the appointment, by the Board, of Arthur Andersen LLP to serve as the independent public accountants for the Company for 1998.

    The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, is required for the adoption of the foregoing resolution. For purposes hereof, the holders of Series A Common Stock and Common Stock vote as a single class.

                               EXECUTIVE OFFICERS

    The following table sets forth information with respect to the executive officers of the Company. Each officer is appointed by the Board of Directors and serves until his successor is elected and qualified or until his death, resignation or removal by the Board of Directors. The executive officers of the Company are Richard Wong, Chairman, Edward J. Marteka, President, Kwong Ann Lew, Chief Financial Officer and Secretary, and Robert C. Carter, Controller and Assistant Secretary. The biographies of Richard Wong, Edward J. Marteka, and Kwong Ann Lew are set forth above.

                                                                                                    YEAR BECAME
NAME                            AGE           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           AN OFFICER
------------------------------  ---   ------------------------------------------------------------  -----------
Robert C. Carter                37    Controller and Assistant Secretary of the Company. Mr.           1995
                                      Carter joined the Company in March 1992 as the Controller
                                      and became the Assistant Secretary in May 1995. From
                                      February 1987 to March 1992, Mr. Carter was a CPA with
                                      Clifton, Gunderson & Co., CPA's. Prior to that, Mr. Carter worked for Arthur Andersen LLP as an auditor.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A.  DIRECTOR COMPENSATION

    In 1997, Mr. George Jeff Mennen and the Class B Directors received $1,000 for each meeting of the Board attended, as well as $500 for each committee meeting attended. In 1998, all directors who were not also executive officers, which group is comprised of Kamaruddin Taib, George Jeff Mennen, Richard J. Swanson and the Class B Directors, will receive, (1) an annual Board member retainer of $5,000, (2) compensation of $1,000 for each Board meeting attended,
(3) $500 for each committee meeting attended, and (4) an annual committee member retainer of $1,000. Each new Director is presently entitled to receive stock options under the Plan to purchase 2,000 shares of the Company's Common Stock in connection with his election, and 1,000 shares of the Company's Common Stock per Board meeting attended, up to a maximum of 5,000 shares. Under the terms of the Plan, the Compensation Committee shall determine the exercise price of a Director Option, provided that the exercise price shall not be less than the lowest fair market value of the Common Stock of the Company during the six months preceding the election and qualification of such Director. All Director options are immediately exercisable for a period of ten years from the date of grant. All directors will be reimbursed for expenses incurred in attending meetings of the Board and meetings of Committees.

B.  EXECUTIVE COMPENSATION

    The following table discloses the compensation awarded to or earned by, during the Company's last three fiscal years, the President as of the end of fiscal year 1997. No other executive officer had aggregate annual salary and bonus which exceeded $100,000.

                                                   ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                         ---------------------------------------   -----------------------------
                                   FISCAL                           OTHER ANNUAL    RESTRICTED STOCK      STOCK
NAME AND PRINCIPAL POSITION        YEAR    SALARY         BONUS     COMPENSATION       AWARDS ($)        OPTIONS
---------------------------------  ----  ----------     ---------   ------------   -------------------   -------
Edward J. Marteka(6)               1997   $ 160,000      $ 26,667      $7,200            $18,300           5,000
President                          1996   $ 160,000      $ 33,333      $7,200           --                 --
                                   1995   $ 150,000      $ 29,166      $7,200            $117,000         15,000

------------------------

(6)Edward J. Marteka became President and a Class A Director of the Company on May 31, 1995.

    There is no other long term compensation for the executives listed above in 1995 through 1997.

EMPLOYMENT AGREEMENTS

    On April 1, 1994, the Company entered into an employment agreement with Edward J. Marteka (the "Marteka Agreement"). The Marteka Agreement, as amended on June 30, 1995 and on July 22, 1996, provides for: (i) Mr. Marteka to serve as President of the Company (since May 31, 1995) and American Health Products Corporation ("AHPC"); (ii) a base salary of $160,000 per year; (iii) non-qualified stock options to purchase 35,000 shares of Common Stock under the Plan, 5,000 shares exercisable commencing April 1, 1994, 20,000 shares April 1, 1995 and 10,000 shares April 1, 1996 at an exercise price of $11.875, the closing price of the Common Stock as reported on the Nasdaq Small Cap Market on the day the options were granted by the Compensation Committee; and (iv) life and medical insurance, automobile allowance and other additional customary benefits. The amended Marteka Agreement also granted to Mr. Marteka additional non-qualified stock options to purchase 14,000 shares of Common Stock, 7,000 shares exercisable commencing July 21, 1995 and 7,000 shares July 21, 1996, at an exercise price of $7.80, the closing price of Common Stock as reported on the Nasdaq SmallCap Market on the day the options were granted by Compensation Committee. Mr. Marteka also received options to purchase 1,000 shares of the Company's Common Stock upon his appointment as Class A Director in 1995.

    During 1998, Mr. Marteka's base salary was increased to $200,000 per year effective June 1, 1998 as approved by the Compensation Committee.

    As approved by the Compensation Committee, Mr. Marteka's outstanding stock options issued prior to 1997 were repriced effective July 23, 1996 to $2.75, the closing stock price on the date of the grant.

OPTION GRANTS IN FISCAL 1997

    On January 6, 1997, the Company issued options under the Company's Omnibus Equity Compensation Plan to certain employees to purchase 92,500 shares of the Company's Common Stock at an exercise price of $3.66 per share, the closing price of the Common Stock as reported on NASDAQ on the date the options were granted by the Compensation Committee. The options are exercisable for ten (10) years from January 6, 1997, the date of grant.

                           OPTION/SAR GRANTS IN 1997

                                                                                        POTENTIAL
                                                                                        REALIZED
                                                                                        VALUE AT
                                               INDIVIDUAL GRANTS                         ASSUMED
                             -----------------------------------------------------   ANNUAL RATES OF
                                            % OF TOTAL                                 STOCK PRICE
                              NUMBER OF      OPTIONS/                                 APPRECIATION
                             SECURITIES        SARS                                        FOR
                             UNDERLYING     GRANTED TO                                 OPTION TERM
                             OPTIONS/SARS  EMPLOYEES IN   EXERCISE OR   EXPIRATION   ---------------
NAME                           GRANTED     FISCAL YEAR    BASE PRICE       DATE      5% ($)  10% ($)
---------------------------  -----------   ------------   -----------   ----------   ------  -------
Edward J. Marteka               5,000           5.4%        $ 3.66       1/6/07      $29,800 $47,450

AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR-END OPTION VALUES

    The following table provides information on option exercises in fiscal 1997 by the executive officer named in the summary compensation table and the value of such officer's unexercised stock options as of December 31, 1997.

                                                                  NUMBER OF UNEXERCISED                 VALUE OF IN-THE-MONEY
                                SHARES                             OPTIONS AT 12/31/97                   OPTIONS AT 12/31/97
                             ACQUIRED ON       VALUE       -----------------------------------   -----------------------------------
                             EXERCISE (#)   REALIZED ($)     EXERCISABLE        UNXERCISABLE       EXERCISABLE        UNXERCISABLE
                             ------------   ------------   ----------------   ----------------   ----------------   ----------------
Edward J. Marteka                -0-            -0-             51,666              3,334             $56,600            $  717

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

    The Compensation Committee of the Board of Directors is currently comprised of the following four (4) Class A Directors: Kamaruddin Taib, Richard Wong, George Jeff Mennen and Richard Swanson, each of whom were appointed by the Board of Directors. The Committee oversees administration of the Company's Omnibus Equity Compensation Plan. The purpose of the Plan is to attract and retain capable and experienced officers and employees by compensating them with equity-based awards whose value is connected to the continued growth and profitability of the Company. Under the Plan, awards may be made in the form of stock options or restricted stock. Apart from the Plan, the Company has not developed any formalized compensation policy or program. In general, the Company compensates executive officers and senior management through salary, bonus (where appropriate) and the grant of stock options. Because the Company's executive officers' employment agreements presently control the compensation paid to such executive officers, the Compensation Committee did not formulate policies with respect to the executive officers compensation during 1997. During fiscal 1997, all action of the Compensation Committee was taken by the Committee by unanimous written consent without a meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Kamaruddin Taib, Richard Wong, and Kwong Ann Lew are executive directors and officers of Wembley. Accordingly, these members should not be considered as independent Directors when serving on the Board of Directors, the Compensation Committee, nor the Audit Committee.

STOCK PERFORMANCE CHART

    The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock for each of the Company's last five fiscal years with the cumulative total return (assuming reinvestment of dividends) of (i) the NYSE/AMEX/Nasdaq Stock Markets--U.S. Index and (ii) a peer group selected by the Company, in good faith. The peer group consists of American Shared Hospital Services, Daxor Corp., DVI, Inc., Hemacare Corp., Medical Sterilization Inc., National Home Health Care Inc., Prime Medical Services Inc. and Psicor Inc.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            WRP CORPORATION     NYSE/AMEX/NASDAQ STOCK     PEER GROUP
12/31/92                 100                         100           100
12/31/93                  70                         111            92
12/31/94                 104                         111            87
12/31/95                  24                         151           146
12/31/96                  23                         183           166
12/31/97                  25                         240           198

* $100 invested on December 31, 1992 in stock or Index--including reinvestment of dividends. Fiscal year ending December 31.

                                                                                  CUMULATIVE TOTAL RETURN
                                                        ----------------------------------------------------------------------------
                                                         12/31/92     12/31/93     12/31/94     12/31/95     12/31/96     12/31/97
                                                        -----------  -----------  -----------  -----------  -----------  -----------
WRP Corporation.......................................         100           70          104           24           23           25
NYSE/AMEX/Nasdaq Stock................................         100          111          111          151          183          240
Peer Group............................................         100           92           87          146          166          198

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During 1997, the Company had entered into arrangements with several entities which are related to MBf International and/or MBf Holdings. The significance of these arrangements to the Company's business, financial condition and operations in the short and long term are discussed below. The Company believes the prices charged by each related entity are as favorable as those that could be negotiated with unaffiliated third parties.

    Certain packaging materials were purchased from MBf Printing, an affiliate of MBf Holdings, for shipment directly to nonaffiliated manufacturers for consistency in packaging materials and to obtain more favorable pricing from those manufacturers. In 1997, the Company purchased approximately $302,000 of packaging material from MBf Printing and the prices charged by them were as favorable as to those that could be negotiated with unaffiliated suppliers.

    The Company utilized MBf Insurans, an affiliate of MBf Holdings, to insure all of AHPC's inventory purchases while in transit to AHPC's various U.S. warehouses. In 1997, the total cost charged by MBf Insurans to insure all inventory in transit was $35,516, which the Company believes is comparable to unaffiliated third party prices.

    The Company has entered into a management contract with MBf Management, an affiliate of MBf Holdings. MBf Management charged the Company $10,682 in 1997 for their secretarial and other services.

    In January 1997, the Company entered into a consulting and services agreement with Healthcare Alliance, Inc. ("Alliance"), a company 60% owned by Robert Simmons, a director of the Company. The agreement engaged Alliance to assist the Company in marketing its products with the expressed purpose of negotiating and executing a purchase agreement with various healthcare group purchasing organizations. The Company paid Alliance $48,000 in 1997 for their services.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain officers, Directors and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and changes in their ownership of the equity securities of the Company with the Securities and Exchange Commission and the Nasdaq Stock Market. Based solely on a review of the reports and representations furnished to the Company during the last fiscal year, the Company believes that each of these persons is in compliance with all applicable filing requirements.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals for the 1999 Annual Meeting of Shareholders must be received by the Company at its executive office in Itasca, Illinois, on or prior to March 15, 1999 for inclusion in the Company's proxy statement for that meeting. Any Shareholder proposal must also meet the other requirements for shareholder proposals as set forth in the rules of the U.S. Securities and Exchange Commission relating to shareholder proposals. The Company anticipates that its 1999 shareholders meeting will be held in May 1999.

                             REQUESTS FOR DOCUMENTS

    Any requests for documents or other information should be directed to Robert Carter, Controller and Assistant Secretary at (630) 285-9191. The Company will forward such documents, via first class mail, upon receipt of a Shareholder's written request therefor.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, no business, other than that discussed above, is to be acted upon at the Meeting. If other matters not known to the Board of Directors should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

                                          WRP Corporation

                                          By Order of the Board of Directors

                                                 [SIGNATURE]

                                          Edward J. Marteka

                                          PRESIDENT

Itasca, Illinois

October 26, 1998

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

                                   PROXY CARD

                                WRP CORPORATION

                                  COMMON STOCK

          500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Edward J. Marteka and Robert C. Carter and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Common Stock of WRP Corporation (the "Company"), a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders ("Meeting") to be held on December 4, 1998, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in the Company's proxy statement and in their discretion on any other business that may properly come before the Meeting.

1.  Proposal to elect three (3) Class B directors of the Company as follows:

         Robert J. Simmons         Don L. Arnwine         Boon Teck Yap

/ /        FOR the election of     / /        WITHHOLD authority with respect to .
           the three nominees.                SHAREHOLDERS MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY WRITING HIS
                                              NAME ON THE LINE ABOVE.

2. Proposal to ratify the Board of Directors' selection of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 1998.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DESIGNATED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DESIGNATION IS MADE, THE PROXY WILL BE VOTED FOR EACH OF THE ABOVE PROPOSALS.

                          (CONTINUED ON REVERSE SIDE)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
                                              DATED: _____________________, 1998
                                              __________________________________

                                                         (Signature)
                                              __________________________________

                                                 (Signature if held jointly)

                                              Please sign as name appears
                                              hereon. When shares are held
                                              jointly, both should sign. When
                                              signing as attorney, executor,
                                              administrator, trustee or
                                              guardian,please give full title as
                                              such. If a corporation, please
                                              sign in full corporate name by
                                              president or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.